                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09945

                           CDC Nvest Companies Trust I
               (Exact name of registrant as specified in charter)

   399 Boylston Street, Boston, Massachusetts                       02116
    (Address of principal executive offices)                      (Zip code)

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2801

Date of fiscal year end: January 31, 2004

Date of reporting period: July 31, 2003

Item 1. Reports to Stockholders.

The Registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                   [LOGO] CDC Nvest Funds(SM)

                   CDC IXIS Asset Management Distributors

[GRAPHIC]          Semiannual Report
                   July 31, 2003

                   AEW Real Estate Fund
                   (Formerly, CDC Nvest AEW Real Estate Fund)
                   AEW Management and Advisors

--------------------------------------------------------------------------------

                              AEW Real Estate Fund

--------------------------------------------------------------------------------

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks to provide investors with above-average income and long term growth of capital
--------------------------------------------------------------------------------

Strategy:

Invests in real estate investment trusts (REITs) and/or real estate-related companies
--------------------------------------------------------------------------------

Inception Date:

August 31, 2000
--------------------------------------------------------------------------------

Manager:

Matthew A. Troxell,
CFA
AEW Management
and Advisors, L.P.
--------------------------------------------------------------------------------

Symbols:

Class A   NRFAX
Class B   NRFBX
Class C   NRCFX
Class Y   NRFYX
--------------------------------------------------------------------------------

Net AssetValue Per Share:

(July 31, 2003)
Class A   $13.29
Class B    13.27
Class C    13.31
Class Y    13.04

                                                           Management Discussion
--------------------------------------------------------------------------------

Optimism seemed to return to the financial markets in March of 2003, after almost three years of economic uncertainty and generally declining stock prices. During much of the past few years, shares of real estate investment trusts (REITs) were one of the few bright spots on the investment horizon, perhaps because of their high income potential. But instead of fading when the stock market as a whole revived, REITs continued to perform well during the spring rally.

AEW Real Estate Fund's total return was 23.08% for the six months ended July 31, 2003, based on the net asset value of Class A shares and $0.18 in dividends and $0.04 in capital gains reinvested during the period. The total return for the fund's benchmark, the Morgan Stanley REIT Index, was 23.27% for the same period, while the average return on comparable funds in Morningstar's Specialty Real Estate Fund category was 21.97%.

Market sentiment changed markedly this spring

As the period of active combat in Iraq ended and some companies began to report positive earnings, investors became more willing to look ahead than they were during the "show me" markets of the past few years. While proof of a strengthening economy is relatively sparse and corporate earnings still rely more on productivity gains than revenue increases, the recent strength in the financial markets suggests that investors may be anticipating an improved earnings picture or, at least, that they are encouraged by a potential end to the downturn. Whatever the case, the valuations of many equities reflect improving optimism. In this environment, REIT equities rose during the six months ended July 31, 2003, despite the lack of any overall improvement in current demand for commercial real estate. The continued popularity of REITs as an asset class may reflect their diversification benefits, potential for high dividends, with some appreciation and low volatility relative to other equities.

Portfolio changes left sector weightings relatively unchanged

Most portfolio changes during the period resulted from our ongoing focus on individual security positions and risk/reward considerations. While we executed some significant trades during the past six months, the fund's sector weightings remained much as they were at the beginning of the period.

The net result of our adjustments was to decrease the fund's position in the office sector slightly to 14.7% of total net assets as of July 31, 2003, from 15.7% at the end of January 2003. Our exposure to the retail sector, which continues to enjoy a favorable operating environment, rose to 27.6% of total net assets from 24.5% six months ago, reflecting a combination of purchases and capital appreciation.

Over the six-month period, the fund's exposure to the apartment sector remained relatively stable, as we awaited additional indications of a rebound in demand for apartment rentals. We also increased the fund's emphasis on industrial markets, because we believe this area may benefit from a stronger economy, even without job growth. We also increased the fund's position in lodging and resorts during the six months, in anticipation of renewed demand for hotel rooms, accompanied by rising share prices.

--------------------------------------------------------------------------------

                              AEW Real Estate Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Economic outlook appears positive for 2003

We believe that the economy should gain some strength through the remainder of 2003, although we expect the recovery to be gradual. We think jobs are likely to remain scarce until some time in 2004. The historically low cost of borrowing money should continue to support real estate, even as other asset classes begin to look attractive again. Moreover, the instability and falling prices of the past few years may have given investors a new appreciation for the yield and diversification benefits that REITs have provided historically, and we expect capital to continue to flow into this market.

Property market fundamentals are more challenging. The current dearth of new jobs is likely to delay a pronounced rebound in real estate demand until well into 2004 or beyond, and some industries may never match their peak employment levels reached prior to the recession. Consequently, we expect most property markets to be fairly soft through at least 2004.

In our view, the REIT market is relatively fairly valued today, so we do not expect REITs to continue to outperform other equities to the same extent as they have recently. However, we do expect REITs to deliver strong current yield for the foreseeable future. As the economy regains its footing and the property markets begin to recover, we expect REIT earnings to eventually share in the recovery, with expected returns rising to reflect current yield and price appreciation in line with inflation over the next few years.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period. Subsequent changes in economic or market conditions may result in strategic and other portfolio changes.

AEW Real Estate Fund invests primarily in real estate investment trusts (REITs) and/or real estate-related companies. Because the fund concentrates its investments in the real estate industry, it is subject to the risks of the real estate market. These risks include fluctuating real estate values, changes in interest rates and property taxes, as well as mortgage-related risks. This fund is also subject to the risk that prepayments may occur, reducing the return from real estate investments. The fund's investments in equity securities are subject to the risks associated with the stock market, which include unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. The fund may also invest in small-cap companies, which are more volatile than the overall stock market. These risks affect the value of your investment. See the fund's prospectus for details.

                                                   Portfolio as of July 31, 2003
--------------------------------------------------------------------------------

                                                                 % of Net Assets
                                                                       as of
                                                                      7/31/03
REITs
Apartments                                                             18.5
Office                                                                 14.7
Regional Malls                                                         13.9
Shopping Centers                                                       11.5
Office/Industrial                                                       8.4
Industrial                                                              6.9
Diversified                                                             6.8
Self Storage                                                            3.4
Lodging/Resorts                                                         3.1
Factory Outlets                                                         2.2
Healthcare                                                              1.7
Manufactured Homes                                                      1.3

Other Real Estate-Related Companies
Real Estate Management                                                  3.7
Hotels & Motels                                                         1.7

Note: Total assets invested in the fund almost doubled during the six months ended July 31, 2003. As a result, when the manager states that he reduced the fund's exposure to certain securities, there were actually more shares in the July 31 portfolio than there were at the beginning of the semiannual period, but the weighting as a percent of net assets had decreased.

--------------------------------------------------------------------------------

                              AEW Real Estate Fund

--------------------------------------------------------------------------------

Investment Results through July 31, 2003
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing AEW Real Estate Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                             [GRAPHIC APPEARS HERE]

               Growth of a $10,000 Investment in Class A Shares

              December 29, 2000 (inception) through July 31, 2003

                         Class A         Class A       Morgan Stanley
                       @ N.A.V.(1)       @ M.S.C.       REIT Index(5)
        Month          Cumulative       Cumulative       Cumulative
         End              Value          Value(2)          Value
        -----          -----------      ----------     --------------
      12/29/2000          10,000          9,425            10,000
      12/31/2000          10,000          9,425            10,000
       1/31/2001           9,915          9,345            10,043
       2/28/2001           9,802          9,238             9,870
       3/31/2001           9,859          9,292             9,952
       4/30/2001          10,068          9,489            10,182
       5/31/2001          10,248          9,659            10,410
       6/30/2001          10,848         10,224            11,039
       7/31/2001          10,723         10,107            10,800
       8/31/2001          11,173         10,531            11,200
       9/30/2001          10,835         10,212            10,752
      10/31/2001          10,458          9,857            10,391
      11/30/2001          10,999         10,367            10,997
      12/31/2001          11,299         10,649            11,283
       1/31/2002          11,220         10,575            11,257
       2/28/2002          11,457         10,798            11,480
       3/31/2002          12,149         11,450            12,219
       4/30/2002          12,248         11,544            12,298
       5/31/2002          12,466         11,749            12,454
       6/30/2002          12,758         12,025            12,811
       7/31/2002          12,085         11,390            12,093
       8/31/2002          12,095         11,400            12,113
       9/30/2002          11,645         10,975            11,673
      10/31/2002          11,048         10,412            11,087
      11/30/2002          11,523         10,861            11,598
      12/31/2002          11,689         11,017            11,695
       1/31/2003          11,368         10,715            11,373
       2/28/2003          11,596         10,929            11,577
       3/31/2003          11,811         11,132            11,820
       4/30/2003          12,270         11,565            12,319
       5/31/2003          12,959         12,214            13,015
       6/30/2003          13,266         12,503            13,311
       7/31/2003          13,992         13,182            14,020

Notes to Charts

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains. The illustration represents past performance of Class A shares. The table and illustration do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Class Y shares are available to certain institutional investors only. Periods less than one year are not annualized.

/1/  Does not include a sales charge.

/2/  Includes the maximum sales charge of 5.75%.

/3/ Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.

/4/ Fund performance has been increased by expense waivers, without which performance would have been lower.

/5/ Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs).

/6/ Morningstar Specialty Real Estate Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

/7/ The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Classes A, B and C from 12/31/00; Class Y from 8/31/00.

                                   Average Annual Total Returns -- July 31, 2003
--------------------------------------------------------------------------------

                                                                     Since
                                          6 Months/4/  1 Year/4/  Inception/4/
                                          -----------  ---------  ------------
   Class A (Inception 12/29/00)
   Net Asset Value/1/                        23.08%      15.78%      13.87%
   With Maximum Sales Charge/2/              16.02        9.15       11.27

   Class B (Inception 12/29/00)
   Net Asset Value/1/                        22.62       14.85       13.02
   With CDSC/3/                              17.62        9.85       12.06

   Class C (Inception 12/29/00)
   Net Asset Value/1/                        22.69       14.92       13.08
   With Maximum Sales Charge and CDSC/3/     20.48       12.80       12.63

   Class Y (Inception 8/31/00)
   Net Asset Value/1/                        23.22       16.00       15.70
--------------------------------------------------------------------------------

                                                                            Since
                                                                        Class A, B, C     Class Y
Comparative Performance                             6 Months   1 Year    Inception/7/   Inception/7/
----------------------------------------------------------------------------------------------------
   Morgan Stanley REIT Index/5/                        23.27%   15.93%       14.00%        14.94%
   Morningstar Specialty Real Estate Fund Avg./6/      21.97    16.41        12.76         13.72

--------------------------------------------------------------------------------
            NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 AEW Real Estate Fund -- Schedule of Investments

--------------------------------------------------------------------------------

Investments as of July 31, 2003 (unaudited)

Common Stocks -- 97.8% of Total Net Assets

Shares         Description                                           Value (a)
-------------------------------------------------------------------------------
          LODGING & GAMING - 1.7%

          Hotels & Motels - 1.7%

 25,500   Starwood Hotels & Resorts Worldwide, Inc. .............   $   831,300
                                                                    -----------
          REAL ESTATE - 3.7%
          Real Estate Management - 3.7%
 22,500   Brookfield Properties Corp. ...........................       508,050
 56,000   Catellus Development Corp(d) ..........................     1,290,240
                                                                    -----------
                                                                      1,798,290
                                                                    -----------
          REAL ESTATE INVESTMENT TRUSTS - 92.4%
          REITs - Apartments - 18.5%
 33,000   Apartment Investment & Management Co. .................     1,300,531
 81,600   Archstone Smith Trust .................................     2,109,361
 42,500   AvalonBay Communities, Inc. ...........................     1,996,650
 26,900   Camden Property Trust .................................     1,003,639
 70,000   Equity Residential Properties Trust ...................     1,953,000
 27,000   Summit Properties, Inc. ...............................       571,050
                                                                    -----------
                                                                      8,934,231
                                                                    -----------
          REITs - Diversified - 6.8%
 21,000   Cousins Properties, Inc. ..............................       592,200
  9,500   Crescent Real Estate Equities Co. .....................       159,790
 11,000   iStar Financial, Inc. .................................       398,750
 12,600   Lexington Corporate Properties Trust(e) ...............       227,808
 41,500   Vornado Realty Trust ..................................     1,902,360
                                                                    -----------
                                                                      3,280,908
                                                                    -----------
          REITs - Factory Outlets - 2.2%
 23,800   Chelsea Property Group, Inc. ..........................     1,037,680
                                                                    -----------
          REITs - Healthcare - 1.7%
 19,000   Healthcare Realty Trust, Inc. .........................       623,010
 15,500   Senior Housing Properties Trust .......................       214,675
                                                                    -----------
                                                                        837,685
                                                                    -----------
          REITs - Industrial - 6.9%
 44,700   AMB Property Corp. ....................................     1,256,067
 74,300   ProLogis Trust(e) .....................................     2,046,965
                                                                    -----------
                                                                      3,303,032
                                                                    -----------
          REITs - Lodging/Resorts - 3.1%
 12,000   Hospitality Properties Trust ..........................       378,240
114,000   Host Marriott Corp.(d) (e) ............................     1,137,720
                                                                    -----------
                                                                      1,515,960
                                                                    -----------
          REITs - Manufactured Homes - 1.3%
 15,500   Sun Communities, Inc. .................................       629,300
                                                                    -----------
          REITs - Office - 14.7%
 49,500   Boston Properties, Inc ................................     2,142,855
 27,500   CarrAmerica Realty Corp ...............................       803,275
 13,000   Corporate Office Properties Trust V ...................       235,820
 93,500   Equity Office Properties Trust ........................     2,593,690
 42,000   Prentiss Properties Trust .............................     1,299,900
                                                                    -----------
                                                                      7,075,540
                                                                    -----------
          REITs - Office/Industrial - 8.4%
 22,500   Duke Realty Corp. .....................................       648,450
 32,000   Kilroy Realty Corp. ...................................       920,640
 48,000   Liberty Property Trust ................................     1,665,120
 19,000   PS Business Parks, Inc. ...............................       704,330
  5,500   Reckson Associates Realty Corp. .......................       119,405
                                                                    -----------
                                                                      4,057,945
                                                                    -----------
          REITs - Regional Malls - 13.9%
 23,600   General Growth Properties, Inc. .......................     1,609,048
 15,500   Macerich Co. (The) ....................................       578,615
 44,600   Rouse Co. (The) .......................................     1,783,554
 55,100   Simon Property Group, Inc. ............................     2,333,485

          REITs - Regional Malls (continued)

 21,500   Taubman Centers, Inc. .................................   $   420,325
                                                                    -----------
                                                                      6,725,027
                                                                    -----------
          REITs - Self Storage - 3.4%

 38,000   Public Storage, Inc. ..................................     1,375,600
  7,500   Shurgard Storage Centers, Inc., Class A ...............       263,625
                                                                    -----------
                                                                      1,639,225
                                                                    -----------
          REITs - Shopping Centers - 11.5%

 29,500   Developers Diversified Realty Corp. ...................       876,150
 32,000   Federal Realty Investment Trust .......................     1,115,840
 13,200   Heritage Property Investment Trust ....................       376,860
 30,100   Kimco Realty Corp. ....................................     1,231,993
 10,000   Pan Pacific Retail Properties, Inc. ...................       427,900
 36,500   Regency Centers Corp. .................................     1,327,870
 15,000   Urstadt Biddle - Class A ..............................       203,250
                                                                    -----------
                                                                      5,559,863
                                                                    -----------
          Total Real Estate Investment Trusts ...................    44,596,396

          OTHER - 0.0%

  6,500   Pacific Gulf Properties Liquidating Trust(c) ..........           162
                                                                    -----------
          Total Common Stocks (Identified Cost $42,157,110) .....    47,226,148
                                                                    -----------

Principal Amount

Short Term Investments - 9.6%

$1,543,111   Repurchase Agreement with Investors Bank & Trust Co.
             dated 7/31/2003 at 0.70% to be repurchased at
             $1,543,141 on 8/01/2003, collateralized by
             $1,607,134 Federal National Mortgage Association
             Bond, 3.68%, due 10/25/2008 valued at $1,621,466 ...     1,543,111
    12,387   Bank of Montreal, 1.02%, due 8/11/2003(f) ..........        12,387
   187,736   Bank of Montreal, 1.03%, due 8/25/2003(f) ..........       187,736
   234,670   Bank of Nova Scotia, 1.05%, due 8/29/2003(f) .......       234,670
   281,604   Bank of Nova Scotia, 1.03%, due 9/09/2003(f) .......       281,604
    93,868   BNP Paribas, 1.02%, due 8/11/2003(f) ...............        93,868
    93,868   Comerica Bank, 1.08%, due 11/19/2003(f) ............        93,868
    93,868   Den Danske Bank, 1.02%, due 8/25/2003(f) ...........        93,868
   187,736   Dreyfus Cash Management Plus Fund, 1.018%, due
             8/01/2003(f) .......................................       187,736
   328,538   Fleet National Bank, 1.125%, due  1/21/2004(f) .....       328,538
    93,868   Liberty Lighthouse Funding, 1.031%, due
             8/22/2003.(f) ......................................        93,868
    11,854   Merrill Lynch Premier Institutional Fund, 1.01%, due
             8/01/2003(f) .......................................        11,854
   675,626   Merrimac Cash Fund-Premium Class, 1.00%, due
             8/01/2003(f). ......................................       675,626
   234,670   Royal Bank of Scotland, 1.05%, due 8/01/2003(f) ....       234,670
   187,736   Royal Bank of Scotland, 1.03%, due 8/11/2003(f) ....       187,736
   140,802   The Bank of the West, 1.04%, due 8/12/2003(f) ......       140,802
   234,670   Toronto Dominion Bank, 1.035%, due 8/22/2003(f) ....       234,670
                                                                    -----------
             Total Short Term Investments (Identified Cost
             $4,636,612) ........................................     4,636,612
                                                                    -----------

             Total Investments -- 107.4% (Identified  Cost
             $46,793,722)(b). ...................................    51,862,760
             Other assets less liabilities ......................    (3,564,774)
                                                                    -----------

             Total Net Assets -- 100% ...........................   $48,297,986
                                                                    ===========

(a)  See Note 2a of Notes to Financial Statements.

(b)  Federal Tax Information:

     At July 31, 2003, the net unrealized appreciation on investments based on cost of $46,793,722 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost .........   $ 5,171,331

     Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value .........      (102,293)
                                                                    -----------
     Net unrealized appreciation ................................   $ 5,069,038
                                                                    ===========

(c) Represents beneficial interest in Pacific Gulf Properties Liquidating Trust. Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(d)  Non-income producing security.

(e)  All or a portion of this security was on loan to brokers at July 31, 2003.

(f)  Represents investments of securities lending collateral.

REIT Real Estate Investment Trust

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                              Financial Statements

--------------------------------------------------------------------------------

                       Statement of Assets & Liabilities

--------------------------------------------------------------------------------

July 31, 2003 (unaudited)

ASSETS
   Investments, at value (identified cost, $46,793,722) .........   $51,862,760
   Receivable for Fund shares sold ..............................       156,532
   Receivable for securities sold ...............................        72,044
   Dividends and interest receivable ............................        72,888
   Securities lending income receivable .........................         1,101
                                                                    -----------
      TOTAL ASSETS ..............................................    52,165,325
                                                                    -----------
LIABILITIES
   Collateral on securities loaned, at value ....................     3,093,500
   Payable for securities purchased .............................       591,038
   Payable for Fund shares redeemed .............................        94,369
   Due to investment adviser ....................................        19,732
   Deferred Trustees' fees ......................................         5,770
   Transfer agent fees payable ..................................        22,892
   Accounting and administrative fees payable ...................         3,263
   Other accounts payable and accrued expenses ..................        36,775
                                                                    -----------
      TOTAL LIABILITIES .........................................     3,867,339
                                                                    -----------
NET ASSETS ......................................................   $48,297,986
                                                                    ===========
NET ASSETS CONSIST OF:
Paid in capital .................................................   $43,014,238
Undistributed (overdistributed) net investment income ...........       223,175
Accumulated net realized gain (loss) on investments .............        (8,465)
Net unrealized appreciation (depreciation) of investments .......     5,069,038
                `                                                   -----------
NET ASSETS ......................................................   $48,297,986
                                                                    ===========
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
      Net assets ................................................   $25,990,044
                                                                    ===========
      Shares of beneficial interest .............................     1,955,469
                                                                    ===========
      Net asset value and redemption price per share ............   $     13.29
                                                                    ===========
      Offering price per share ..................................   $     14.10
                                                                    ===========
   Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets ................................................   $ 9,831,917
                                                                    ===========
      Shares of beneficial interest .............................       740,808
                                                                    ===========
      Net asset value and offering price per share ..............   $     13.27
                                                                    ===========
   Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
      Net assets ................................................   $ 6,246,323
                                                                    ===========
      Shares of beneficial interest .............................       469,279
                                                                    ===========
      Net asset value per share .................................   $     13.31
                                                                    ===========
      Offering price per share ..................................   $     13.44
                                                                    ===========
   Class Y shares:
      Net assets ................................................   $ 6,229,702
                                                                    ===========
      Shares of beneficial interest .............................       477,870
                                                                    ===========
      Net asset value, offering and redemption price per share      $     13.04
                                                                    ===========

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            Statement of Operations

--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

INVESTMENT INCOME
   Dividends (net of foreign taxes of $195) ...............................   $  980,805
   Interest ...............................................................        2,973
   Securities lending income ..............................................          702
                                                                              ----------
                                                                                 984,480
                                                                              ----------
   Expenses
      Management fees .....................................................      134,032
      Service fees - Class A ..............................................       22,883
      Service and distribution fees - Class B .............................       44,768
      Service and distribution fees - Class C .............................       21,037
      Trustees' fees and expenses .........................................        6,372
      Accounting and administrative .......................................       14,000
      Custodian ...........................................................       29,952
      Transfer agent fees - Class A, Class B, Class C .....................       77,294
      Transfer agent fees - Class Y .......................................        1,020
      Audit and tax services ..............................................       13,779
      Legal ...............................................................        1,594
      Shareholder reporting ...............................................       16,353
      Registration ........................................................       24,570
      Miscellaneous .......................................................        4,793
                                                                              ----------
   Total expenses before reductions .......................................      412,447
      Less waiver/reimbursement ...........................................     (114,300)
                                                                              ----------
   Net expenses ...........................................................      298,147
                                                                              ----------
   Net investment income ..................................................      686,333
                                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on investments - net ..............................      140,007
   Change in unrealized appreciation (depreciation) of investments - net ..    6,394,755
                                                                              ----------
   Net realized and unrealized gain (loss) on investments .................    6,534,762
                                                                              ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........   $7,221,095
                                                                              ==========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                       Statement of Changes in Net Assets

--------------------------------------------------------------------------------

                                                                                Six Months Ended
                                                                                 July 31, 2003        Year Ended
                                                                                  (unaudited)      January 31, 2003
                                                                                ----------------   ----------------
FROM OPERATIONS:
   Net investment income ....................................................     $   686,333        $   655,033
   Net realized gain (loss) on investments ..................................         140,007            228,329
   Net change in unrealized appreciation (depreciation) of investments ......       6,394,755         (1,714,470)
                                                                                  -----------        -----------
   Increase (decrease) in net assets resulting from operations ..............       7,221,095           (831,108)
                                                                                  -----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
      Class A ...............................................................        (272,299)          (365,312)
      Class B ...............................................................        (104,507)          (203,434)
      Class C ...............................................................         (47,794)           (75,106)
      Class Y ...............................................................         (33,663)           (46,458)
   Short-Term capital gain
      Class A ...............................................................              --            (30,202)
      Class B ...............................................................              --            (19,946)
      Class C ...............................................................              --             (6,462)
      Class Y ...............................................................              --             (3,055)
   Long-Term capital gain
      Class A ...............................................................         (63,468)          (121,183)
      Class B ...............................................................         (27,451)           (80,049)
      Class C ...............................................................         (14,621)           (31,319)
      Class Y ...............................................................          (5,922)           (14,057)
                                                                                  -----------        -----------
                                                                                     (569,725)          (996,583)
                                                                                  -----------        -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
SHARE TRANSACTIONS: .........................................................      15,129,687         17,432,591
                                                                                  -----------        -----------
   Total increase (decrease) in net assets ..................................      21,781,057         15,604,900
NET ASSETS
   Beginning of period ......................................................      26,516,929         10,912,029
                                                                                  -----------        -----------
   End of period ............................................................     $48,297,986        $26,516,929
                                                                                  ===========        ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME .......................     $   223,175        $    (4,895)
                                                                                  ===========        ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                              Financial Highlights

--------------------------------------------------------------------------------

For a share outstanding throughout each period.

                                   Income (loss) from investment operations:
                                 ------------------------------------------------
                    Net asset
                      value,                           Net realized
                    beginning           Net           and unrealized   Total from
                        of          investment        gain (loss) on   investment
                    the period   income (loss)(c)      investments     operations
                    ----------   ------------------   --------------   ----------
   Class A
   7/31/2003(i)       $11.00            $0.26          $ 2.25           $ 2.51
   1/31/2003           11.37             0.40           (0.22)            0.18
   1/31/2002           10.49             0.55            0.82             1.37
   1/31/2001(g)        10.58             0.02           (0.11)(f)        (0.09)

   Class B
   7/31/2003(i)        11.00             0.22            2.23             2.45
   1/31/2003           11.39             0.32           (0.24)            0.08
   1/31/2002           10.49             0.50            0.78             1.28
   1/31/2001(g)        10.58             0.02           (0.11)(f)        (0.09)

   Class C
   7/31/2003(i)        11.01             0.22            2.26             2.48
   1/31/2003           11.40             0.32           (0.24)            0.08
   1/31/2002           10.49             0.50            0.79             1.29
   1/31/2001(g)        10.58             0.02           (0.11)(f)        (0.09)

   Class Y
   7/31/2003(i)        10.80             0.26            2.24             2.50
   1/31/2003           11.21             0.42           (0.22)            0.20
   1/31/2002           10.49             0.58            0.81             1.39
   1/31/2001(h)        10.00             0.23            0.55             0.78

                                  Less distributions:
                    ----------------------------------------------

                       Dividends     Distributions                    Net asset
                         from          from net                        value,       Total
                    net investment     realized          Total         end of      return
                        income       capital gains   distributions   the period   (%)(a)(d)
                    --------------   -------------   -------------   ----------   ---------
   Class A
   7/31/2003(i)         $(0.18)         $(0.04)         $(0.22)        $13.29       23.1
   1/31/2003             (0.39)          (0.16)          (0.55)         11.00        1.3
   1/31/2002             (0.38)          (0.11)          (0.49)         11.37       13.2
   1/31/2001(g)             --              --              --          10.49       (0.9)

   Class B
   7/31/2003(i)          (0.14)          (0.04)          (0.18)         13.27       22.6
   1/31/2003             (0.31)          (0.16)          (0.47)         11.00        0.5
   1/31/2002             (0.27)          (0.11)          (0.38)         11.39       12.3
   1/31/2001(g)             --              --              --          10.49       (0.9)

   Class C
   7/31/2003(i)          (0.14)          (0.04)          (0.18)         13.31       22.7
   1/31/2003             (0.31)          (0.16)          (0.47)         11.01        0.5
   1/31/2002             (0.27)          (0.11)          (0.38)         11.40       12.4
   1/31/2001(g)             --              --              --          10.49       (0.9)

   Class Y
   7/31/2003(i)          (0.22)          (0.04)          (0.26)         13.04       23.2
   1/31/2003             (0.45)          (0.16)          (0.61)         10.80        1.5
   1/31/2002             (0.56)          (0.11)          (0.67)         11.21       13.5
   1/31/2001(h)          (0.29)             --           (0.29)         10.49        7.8

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.
(b) The investment advisor agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) Had certain expenses not been reduced during the period, total returns would have been lower.
(e)  Computed on an annualized basis for periods less than one year.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.
(g) For the period December 29, 2000 (commencement of operations) through January 31, 2001.
(h) For the period August 31, 2000 (commencement of operations) through January 31, 2001.
(i)  For the six months ended July 31, 2003 (unaudited).

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

              Ratios to average net assets:
              -----------------------------
Net assets,
   end of                Net investment   Portfolio
 the period   Expenses       income       turnover
   (000)       (%)(b)          (%)        rate (%)
-----------   --------   --------------   ---------
  $25,990      1.50(e)       4.37(e)          13
   13,307      1.50          3.47             35
    5,522      1.50          4.92             36
      820      1.50(e)       2.30(e)          12

    9,832      2.25(e)       3.68(e)          13
    8,401      2.25          2.72             35
    3,718      2.25          4.43             36
       87      2.25(e)       2.14(e)          12

    6,246      2.25(e)       3.62(e)          13
    3,288      2.25          2.72             35
    1,061      2.25          4.52             36
       44      2.25(e)       1.79(e)          12

    6,230      1.25(e)       4.40(e)          13
    1,521      1.25          3.72             35
      611      1.25          5.35             36
      539      1.25(e)       5.40(e)          12

--------------------------------------------------------------------------------

                          Notes to Financial Statements

--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

1. Organization. AEW Real Estate Fund, (the "Fund") is a series of CDC Nvest Companies Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital. The Declaration of Trust permits the Fund's Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ National Market System, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Effective April 14, 2003, securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking an NOCP, at the most recent bid quotation on the NASDAQ. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for distributions from real estate investment trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary for tax purposes.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Funds' ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the six months ended July 31, 2003, purchases and sales of securities (excluding short-term investments) were $19,267,741 and $4,176,620 respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AFW Management and Advisors, L.P. ("AEW") serves as investment adviser to the Fund. AEW is an affiliate of AEW Capital Management, L.P., a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund's average daily net assets:

Percentage of Average Daily Net Assets
--------------------------------------
        First           Over
     $500 million   $500 million
     ------------   ------------
        0.800%         0.750%

For the six months ended July 31, 2003, management fee and waiver for the Fund were as follows:

                                       Percentage of Average
  Gross       Waiver of      Net         Daily Net Assets
Management   Management   Management   ---------------------
   Fee           Fee         Fee         Gross        Net
----------   ----------   ----------     -----       -----
 $134,032      $35,986     $98,046       0.800%      0.585%

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with Investors Bank & Trust Company ("IBT") to serve as subadministrator. Pursuant to an agreement among the Fund, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS the Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

     (1)  Percentage of Eligible Average Daily Net Assets
          -----------------------------------------------
                  First        Next         Over
               $5 billion   $5 billion   $10 billion
               ----------   ----------   -----------
                 0.0600%      0.0500%      0.0450%

     or

     (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $3.4 million.

For the six months ended July 31, 2003, $14,000 (0.084% of average daily net assets) was paid to CIS for accounting and administrative expense.

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Fund pays CIS service fees for servicing shareholder accounts. Class A, B and C shareholders pay service fees monthly representing the higher amount based on the following calculations:

     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

              First           Next             Over
          $5.7 billion   Next $5 billion   $10.7 billion
          ------------   ---------------   -------------
              0.184%         0.180%           0.175%

          Each Class of shares is subject to an annual class minimum of $18,000.

     or

     (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $8.1 million (Prior to July 1, 2003, the annual aggregate minimum fee was $9.8 million).

In addition, pursuant to other servicing agreements, Classes A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

CIS, BFDS and other firms are also reimbursed by the Fund for out-of-pocket expenses. For the six months ended July 31, 2003, the Fund paid $55,893 to CIS as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended July 31, 2003, the Fund paid CDC IXIS Distributors $22,883 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended July 31, 2003 the Fund paid CDC IXIS Distributors $11,192 and $5,259 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares. For the six months ended July 31, 2003 the Fund paid CDC IXIS Distributors $33,576 and $15,778 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Fund during the six months ended July 31, 2003 amounted to $76,751.

e. Trustees Fees and Expenses. Effective June 12, 2003, the Board of Trustees approved the unification of the CDC Nvest Funds Board of Trustees with the Loomis Sayles Funds I and Loomis Sayles Funds II Board of Trustees. The result is a combined Board of Trustees comprised of CDC Nvest Funds Trustees and Loomis Sayles Trustees that will jointly govern CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds") and Loomis Sayles Funds I and Loomis Sayles Funds II (the "Loomis Sayles Funds").

The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS Asset Management Advisers, L.P., CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional Board and Committee meeting, in excess of four meetings per year, at the rate of $4,500 and $1,750, respectively. These fees are allocated to the various CDC Nvest Funds and Loomis Sayles Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

f. Publishing Services. CIS performs certain desktop publishing services for the Fund. Fees for these services are presented in the Statement of Operations as shareholder reporting. For the six months ended July 31, 2003, the Fund paid $637 to CIS as compensation for these services.

5. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                  Six Months Ended            Year Ended
                                                   July 31, 2003           January 31, 2003
                                              -----------------------   ----------------------
Class A                                         Shares       Amount      Shares       Amount
-------                                       ---------   -----------   --------   -----------
Shares sold ...............................     982,297   $11,895,624    922,157   $10,963,336
Shares issued in connection with the
   reinvestment of:
   Dividends from net investment income ...      17,859       211,288     27,328       321,284
   Distributions from net realized gain ...       3,955        50,035      6,940        77,941
                                              ---------   -----------   --------   -----------
                                              1,004,111    12,156,947    956,425    11,362,561
Shares repurchased ........................    (258,486)   (3,099,614)  (232,201)   (2,648,135)
                                              ---------   -----------   --------   -----------
Net increase (decrease) ...................     745,625   $ 9,057,333    724,224   $ 8,714,426

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2003 (unaudited)

                                                 Six Months Ended            Year Ended
                                                  July 31, 2003           January 31, 2003
                                              ----------------------   ----------------------
Class B                                        Shares       Amount      Shares       Amount
-------                                       --------   -----------   --------   -----------
Shares sold ...............................     95,706   $ 1,137,582    605,067   $ 7,184,231
Shares issued in connection with the
   reinvestment of:
   Dividends from net investment income ...      7,207        84,055     16,481       194,046
   Distributions from net realized gain ...      1,736        21,974      4,858        54,611
                                              --------   -----------   --------   -----------
                                               104,649     1,243,611    626,406     7,432,888
Shares repurchased ........................   (127,448)   (1,525,415)  (189,184)   (2,159,672)
                                              --------   -----------   --------   -----------
Net increase (decrease) ...................    (22,799)  $  (281,804)   437,222   $ 5,273,216
                                              --------   -----------   --------   -----------

                                                  Six Months Ended          Year Ended
                                                   July 31, 2003         January 31, 2003
                                                --------------------   --------------------
Class C                                         Shares      Amount     Shares      Amount
-------                                         -------   ----------   -------   ----------
Shares sold ...............................     195,916   $2,418,295   260,516   $3,079,336
Shares issued in connection with the
   reinvestment of:
   Dividends from net investment income ...       2,223       26,188     4,231       49,808
   Distributions from net realized gain ...         713        9,041     1,378       15,506
                                                -------   ----------   -------   ----------
                                                198,852    2,453,524   266,125    3,144,650
Shares repurchased ........................     (28,105)    (326,197)  (60,706)    (694,195)
                                                -------   ----------   -------   ----------
Net increase (decrease) ...................     170,747   $2,127,327   205,419   $2,450,455
                                                -------   ----------   -------   ----------

                                                  Six Months Ended            Year Ended
                                                   July 31, 2003           January 31, 2003
                                              -----------------------   -----------------------
Class Y                                         Shares       Amount       Shares       Amount
-------                                       ---------   -----------   ---------   -----------
Shares sold ...............................     354,351   $ 4,436,400      93,796   $ 1,070,529
Shares issued in connection with the
   reinvestment of:
   Dividends from net investment income ...       2,917        33,663       4,077        46,458
   Distributions from net realized gain ...         478         5,922       1,502        17,112
                                              ---------   -----------   ---------   -----------
                                                357,746     4,475,985      99,375     1,134,099
Shares repurchased ........................     (20,776)     (249,154)    (13,000)     (139,605)
                                              ---------   -----------   ---------   -----------
Net increase (decrease) ...................     336,970   $ 4,226,831      86,375   $   994,494
                                              ---------   -----------   ---------   -----------
Increase (decrease) derived from
   capital shares transactions ............   1,230,543   $15,129,687   1,453,240   $17,432,591
                                              =========   ===========   =========   ===========

6. Security Lending. The Fund has entered into an agreement with IBT, as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At July 31, 2003, the Fund loaned securities having a market value of $2,904,385 and collateralized by cash in the amount of $3,093,500 which was invested in short-term investments.

7. Expense Reductions. AEW has given a binding undertaking to the Fund to defer its management fees, and if necessary, to bear certain expenses related to operating the Fund, in order to limit the Fund's total operating expenses to the annual rates of 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets of the Fund's Class A, Class B, Class C and Class Y shares, respectively. This undertaking is in effect until April 30, 2004 and will be reevaluated on an annual basis. For the six months ended July 31, 2003, and in addition to the waiver of management fees as discussed in Note 4, $78,314 of class level expenses have been reimbursed.

If in the fiscal year following a year in which the Fund had received a deferral or reimbursement, the actual operating expenses of the Fund are less than the expense limit for the Fund, the Fund is obligated to pay an amount of additional expense that is the lower of the difference between the expense limit and the actual amount of fees previously waived or expenses reimbursed.

At July 31, 2003, $305,572 was subject to possible reimbursement under the expense limitation agreement.

8. Line of Credit. The Funds that comprise the CDC Nvest Funds Trusts participate in a $50,000,000 committed line of credit provided by IBT. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected by the lender from time to time. In addition, the Funds are charged a facility fee equal to 0.10% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the six months ended July 31, 2003.

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Item 2. Code of Ethics.
Not applicable.

Item 3. Audit Committee Financial Expert.
Not applicable.

Item 4. Principal Accountant Fees and Services.
Not applicable.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. [Reserved.]

Item 9. Controls and Procedures

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits.

(a)  Code of Ethics - Not applicable.

(b)  Certifications of Principal Executive Officer and Principal Financial
     Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CDC Nvest Companies Trust I


                                      By:  /s/ John T. Hailer
                                          --------------------------------------
                                      Name: John T. Hailer
                                      Title: President & Chief Executive Officer
                                      Date: September 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      By:  /s/ John T. Hailer
                                          --------------------------------------
                                      Name: John T. Hailer
                                      Title: President & Chief Executive Officer
                                      Date: September 24, 2003


                                      By:  /s/ Nicholas H. Palmerino
                                          --------------------------------------
                                      Name: Nicholas H. Palmerino
                                      Title: Treasurer
                                      Date: September 24, 2003

                                  EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.